FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

SETTLEMENT PERIOD: MAY-98         PAYMENT DATE:  6/15/98
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $   20,000,000

For the Settlement Period:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  211,923,860     $   720.19
Defaulted Amount for the Settlement Period ................................                  0           0.00
Recoveries for the Settlement Period ......................................             89,222           0.30

Certificate/Fee Distribution on: 6/15/98

     Interest on the Series C Certificates ................................     $   697,064.06     $     2.37
     Interest on the Series D - Class A Certificates ......................         506,871.53           1.72
     Interest on the Subordinated Series 1995-1 Certificates ..............         170,661.46           0.58
     Interest on the Series D - Class B Certificates ......................          51,082.73           0.17
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         539,581.98           1.83
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,965,261.76     $     6.67
                                                                                ==============     ==========
VFC activity for the May 1998 Settlement Period:
     Beginning principal of the Variable Funding Certificate ..............     $11,000,000.00
     Principal from the Variable Funding Certificateholder ................      17,000,000.00
     Principal to the Variable Funding Certificateholder ..................     ( 8,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $20,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $    57,802.22     $     0.20
     Liquidity Fees for the Settlement Period for the VFC .................          16,790.00           0.06
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $    74,592.22     $     0.26
                                                                                ==============     ==========
As of the end of the May 1998 Settlement Period:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $    4,691,358
Aggregate Subordinated Transferor Amount ..................................     $   38,237,175

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    2,653,000
Excess Funding Account balance ............................................     $   12,900,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending June 14th.
  -   The Series C Certificate Rate was 5.99625% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.88625% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.60625% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.40625% for this Interest Accrual Period.